ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                         SUPPLEMENT DATED MARCH 6, 2007
                      TO THE PROSPECTUS DATED MAY 1, 2006,
        AS SUPPLEMENTED JULY 7, 2006, AUGUST 30, 2006, NOVEMBER 6, 2006
                             AND NOVEMBER 29, 2006

            THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN
                THE PROSPECTUS AND SHOULD BE ATTACHED TO EACH AND
                         RETAINED FOR FUTURE REFERENCE.


--------------------------------------------------------------------------------
THE FOLLOWING INFORMATION REGARDING THE AZL LMP SMALL CAP GROWTH FUND IS SUPPLEMENTED AS THE RESULT OF A CHANGE TO THE PORTFOLIO MANAGEMENT TEAM:

EFFECTIVE FEBRUARY 12, 2007, THE FUND'S SUBADVISER, CLEARBRIDGE ADVISORS, LLC, HAS APPOINTED JEFFREY J. RUSSELL AND ARAM E. GREEN TO CO-MANAGE THE AZL LMP SMALL CAP GROWTH FUND. MESSRS. RUSSELL AND GREEN ARE PRIMARILY RESPONSIBLE FOR OVERSEEING THE DAY-TO-DAY OPERATION OF THE AZL LMP SMALL CAP GROWTH FUND AND HAVE THE ULTIMATE AUTHORITY TO MAKE PORTFOLIO DECISIONS. THEY WORK WITH A TEAM OF SECTOR ANALYSTS WHO ARE RESPONSIBLE FOR STOCK SELECTION IN ONE OR MORE INDUSTRIES.

JEFFREY J. RUSSELL, CFA
Mr. Russell is a Managing Director and Senior Portfolio Manager of ClearBridge Advisors, LLC and has 26 years of industry experience. Mr. Russell joined the investment manager or its predecessor in 1990 and was previously employed by Drexel Burnham Lambert as a Global Portfolio Manager.

ARAM E. GREEN
Mr. Green is a Director and Equity Analyst of ClearBridge Advisors, LLC. He has 6 years of investment industry experience. Mr. Green joined the organization in 2006, and was previously an equity analyst with Hygrove Partners LLC.


                                                                AZLPRO-005-0506